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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                January 23, 2004
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                   001-14039                64-0844345
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)


                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On January 23, 2004, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing the approval by a majority of its stockholders at a special meeting of stockholders of an amendment to the company's Certificate of Incorporation increasing the company's number of authorized shares of common stock from 20,000,000 to 30,000,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

      EXHIBIT NUMBER                             TITLE OF DOCUMENT

           99.1 Press release dated January 23, 2004 announcing an amendment to the company's Certificate of Incorporation.


                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CALLON PETROLEUM COMPANY



January 23, 2004                          By:  /s/ John S. Weatherly
                                               --------------------------------
                                               John S. Weatherly
                                               Senior Vice President and
                                               Chief Financial Officer


                                                                              2

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                                  EXHIBIT INDEX


EXHIBIT NUMBER                           TITLE OF DOCUMENT
--------------                           -----------------

    99.1 Press release dated January 23, 2004 announcing an amendment to the company's Certificate of Incorporation.